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                                                                      Exhibit 99

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     On August 25, 1998, The Seagram Company Ltd. (the "Corporation") completed the sale of Tropicana Products, Inc. and the Corporation's global juice business ("Tropicana") for cash proceeds of approximately $3.3 billion. The proceeds from the Tropicana sale have been used by the Corporation to provide part of the financing for the acquisition of Polygram N.V. (the "Acquisition").

     The following Unaudited Pro Forma Consolidated Statements of Income for the nine months ended March 31, 1999 and for the fiscal year ended June 30, 1998 illustrate (i) the effect of the sale of Tropicana and the Acquisition as if each had been consummated on July 1, 1997 for the Unaudited Pro Forma Consolidated Statement of Income for the nine months ended March 31, 1999 and
(ii) the effect of the sale of Tropicana, the Acquisition and the other transactions described below as if such transactions had been consummated on July 1, 1997 for the Unaudited Pro Forma Consolidated Statement of Income for the fiscal year ended June 30, 1998. The Acquisition has been accounted for as a purchase.

     The other transactions referred to in the immediately preceding paragraph are:

- On October 21, 1997, the acquisition by Universal Studios, Inc. ("Universal") of an incremental 50% interest in the USA Networks partnership, including the Sci-Fi Channel, for $1.7 billion in cash (the "USA Networks Transaction"). The USA Networks Transaction was accounted for under the purchase method of accounting. The cost of the acquisition was allocated on the basis of the estimated fair market value of the assets acquired and liabilities assumed. This valuation resulted in $1.6 billion of unallocated excess of cost over fair value of assets acquired which was being amortized over 40 years, and

- On February 12, 1998, the sale of a 50% interest in USAi and the contribution of the remaining 50% interest in USA Networks and the majority of the television assets ("UTV") of Universal, including all of Universal's domestic television production and distribution operations and 50% of the international operations of USA Networks, to USANi LLC (the "LLC") in a transaction (the "USAi Transaction") in which Universal received cash, 13.5 million shares of USAi (after giving effect to the 2 for 1 split of USAi stock on March 26, 1998), consisting of approximately 7.1 million shares of common stock and 6.4 million shares of Class B common stock which in the aggregate represented a 10.7% equity interest in USAi, at date of acquisition, and a 45.8% interest in the LLC which is exchangeable for USAi common stock and Class B common stock. The USAi Transaction resulted in $82 million of unallocated excess cost over fair value of assets acquired which is being amortized over 40 years.

     No adjustment has been included in the pro forma amounts for any anticipated cost savings or other synergies.

     These Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with (i) the historical financial statements of PolyGram N.V. (including the notes thereto) contained in PolyGram N.V.'s Annual Report on Form 20-F for the year ended December 31, 1997, (ii) the PolyGram N.V. unaudited consolidated interim financial data contained in PolyGram N.V.'s Reports on Form 6-K dated July 22, 1998 and October 21, 1998, (iii) the PolyGram unaudited consolidated financial statements for the nine months ended September 30, 1998 contained in the Corporation's Form 8-K/A dated February 23, 1999, (iv) the historical financial statements of the Corporation contained in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, as amended and (v) the historical unaudited consolidated financial statements of the Corporation contained in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1999.

     The Unaudited Pro Forma Consolidated Financial Statements are presented for comparative purposes only and are not intended to be

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indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the sale of Tropicana, the Acquisition, the USA Networks Transaction and the USAi Transaction been consummated as of the dates indicated above nor do they purport to indicate results which may be attained in the future.

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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
              (U.S. DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                    PRO FORMA ADJUSTMENTS
                                                          -----------------------------------------
                                                                          POLYGRAM                         SCL
                                                SCL          OTHER        FINANCIAL      POLYGRAM      CONSOLIDATED
                                             HISTORICAL   ADJUSTMENTS   STATEMENTS(a)   ADJUSTMENTS     PRO FORMA
                                             ----------   -----------   -------------   -----------    ------------
Revenues...................................   $  8,789                     $3,032                        $ 11,821
Cost of revenues...........................      5,265                      1,645        $    136(h)        7,046
Selling, general and administrative
  expenses.................................      3,322                      1,019             106(i)        4,447
Restructuring charge.......................        405      $  (405)(b)        --              --              --
                                              --------      -------        ------        --------        --------
Operating income (loss)....................       (203)         405           368            (242)            328
  Interest, net and other..................        301           65(c)         23             137(j)          526
                                              --------      -------        ------        --------        --------
                                                  (504)         340           345            (379)           (198)
  Provision (benefit) for income taxes.....        (18)         117(d)         73             (96)(k)          76
  Minority interest charge (credit)........        (27)          21(e)          3               6(l)            3
Equity earnings (losses) from
  unconsolidated companies.................        129           --            (7)             --             122
                                              --------      -------        ------        --------        --------
  Income (loss) from continuing
     operations............................   $   (330)     $   202        $  262        $   (289)       $   (155)
                                              ========      =======        ======        ========        ========
Basic and diluted earnings per share(q)
Income (loss) from continuing operations...   $  (0.90)                                                  $  (0.39)
                                              ========                                                   ========
Shares (in thousands)......................                                                47,904(r)
Weighted average shares outstanding........    368,827                                    (19,811)(s)     396,920
                                              ========      =======        ======        ========        ========

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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE FISCAL YEAR ENDED JUNE 30, 1998
              (U.S. DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                             PRO FORMA
                                            ADJUSTMENTS                              PRO FORMA ADJUSTMENTS
                                        -------------------                  --------------------------------------
                                                                   SCL/                   POLYGRAM
                                        UTV AND                   USAI        TROPICANA    FINANCIAL                       SCL
                              SCL         USA        USAI &        PRO       ADJUSTMENTS   STATEMENTS    POLYGRAM      CONSOLIDATED
                           HISTORICAL   NETWORKS     OTHER        FORMA          (f)          (a)       ADJUSTMENTS     PRO FORMA
                           ----------   --------     ------    -----------   -----------   ----------   -----------    ------------
Revenues.................   $  9,474     $(376)(m)    $ 11(o)    $9,109                      $5,478                      $ 14,587
Cost of revenues.........      5,525      (232)(m)                5,293                       3,045       $  300(h)         8,638
Selling, general and
  administrative
  expenses...............      3,396       (53)(m)       8(o)     3,351                       2,084          240(i)         5,675
                            --------     -----        ----       ------         ----         ------        -----         --------
Operating income.........        553       (91)          3          465                         349         (540)             274
  Interest, net
    and other............        228       (38)(m)      21(p)       211                          14          373(j)           598
Gain on sale of Time
  Warner shares..........        926        --          --          926                                                       926
Gain on USAi
  transaction............        360        --          --          360                                                       360
                            --------     -----        ----       ------         ----         ------        -----         --------
                               1,611       (53)        (18)       1,540                         335         (913)             962
  Provision (benefit) for
    income taxes.........        638       (14)          3(k)       627                         102         (236)(k)          493
  Minority interest
    charge (credit)......         48       (10)(m)       6(l)        44                          11          (39)(l)           16
Equity earnings (losses)
  from unconsolidated
  companies..............       (45)        31(m)       19(n)         5                         (11)                           (6)
                            --------     -----        ----       ------         ----         ------        -----         --------
  Income (loss) from
    continuing
    operations...........   $    880     $   2        $ (8)     $  874                       $ 211        $ (638)         $   447
                            ========     =====        ====       ======         ====         ======        =====         ========
Basic earnings per share
  Income from continuing
    operations...........   $   2.51                                                                                     $   1.12
                            ========                                                                                     ========

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
                                             PRO FORMA
                                            ADJUSTMENTS                              PRO FORMA ADJUSTMENTS
                                        -------------------                  --------------------------------------
                                                                  SCL/                   POLYGRAM
                                        UTV AND                   USAI        TROPICANA    FINANCIAL                       SCL
                               SCL        USA        USAI &        PRO       ADJUSTMENTS   STATEMENTS    POLYGRAM      CONSOLIDATED
                           HISTORICAL   NETWORKS     OTHER        FORMA          (f)          (a)       ADJUSTMENTS     PRO FORMA
                           ----------   --------     ------    -----------   -----------   ----------   -----------    ------------
Diluted earnings per
  share
  Income from continuing
    operations...........   $   2.49                                                                                     $   1.11
                            ========                                                                                     ========
Shares (in thousands)
  Weighted average
    shares outstanding...    349,874                                                                      47,904(r)       397,778
  Dilutive potential
    common shares........      3,731                                                                                        3,731
                            --------                                                                                     --------
Adjusted Weighted average
  shares outstanding.....    353,605                                                                                      401,509
                            --------                                                                                     --------

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                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION

(a) The PolyGram financial statements for the six months ended December 31, 1998 and the twelve months ended June 30, 1998 have been converted to U.S. GAAP and certain reclassifications have been made to conform to SCL's account classifications. The income statment has been converted to US Dollars at an average rate of 1.9217 Dutch Guilders to one US Dollar for the six months ended December 31, 1998 and at an average rate of 2.01812 Dutch Guilders to one US Dollar for the twelve months ended June 30, 1998.

(b)  Reflects the elimination of the entertainment restructuring charge.

(c) Reflects the elimination of interest income earned on the proceeds from the sale of Tropicana.

(d) Reflects the elimination of the income taxes on the restructuring charge and interest earned on the proceeds from the sale of Tropicana at the statutory income tax rate.

(e) Reflects the elimination of the minority interest on the restructuring charge.

(f)  Reflects the removal of Tropicana net income (loss).

(g)  Reflects the removal of the gain on the sale of Tropicana.

(h) Reflects the amortization, on an accelerated basis over periods from 14 to 20 years, of the $2.8 billion fair value of artist contracts, catalogs and music publishing assets. Amortization for the fiscal years ending June 30, 1999, June 30, 2000, June 30, 2001 and June 30, 2002 will be $330 million.

(i) Reflects the amortization, over a 40 year period, of the unallocated amount of the excess of the purchase price over the fair value of PolyGram assets acquired.

(j) Reflects the additional interest expense resulting from the increased borrowings at an average borrowing rate of 7.02% to finance the acquisition of PolyGram.

(k)  Reflects the income taxes provided for at the statutory income tax rate.

(l)  Reflects the adjustment of interest attributable to minority shareholders.

(m) Reflects the elimination of USA Networks and the television business contributed to the LLC. The initial 50% interest was accounted for under the equity method of accounting, while the acquisition of the remaining 50% interest was accounted for under the purchase method of accounting.

(n) Reflects the 45.8% equity in the net income of the LLC net of the amortization of goodwill on the investment in the LLC over 40 years. The interest in the LLC is accounted for under the equity method of accounting.

(o) Reflects distribution agreements which principally include: (1) USAi's distribution of Universal's library and other television product and theatrical films in domestic television markets and (2) Universal's distribution of USAi's television product in foreign markets.

(p) Reflects the additional interest expense resulting from the increased short-term borrowings for the payment of $1.7 billion for the incremental 50% interest in USA Networks offset by the reduction of short-term borrowings using cash proceeds of $1.3 billion from the USAi transaction, at an average borrowing rate of 5.4%.

(q) The diluted earnings per share calculated excludes any potential common shares issuable upon conversion of the LYONS, exercise of employee stock options or otherwise because such items would result in an anti-dilutive per-share amount.

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(r)  Reflects the issuance of Seagram shares in connection with the PolyGram acquisition.

(s) Reflects the removal of weighted average shares issued in connection with the PolyGram acquisition.

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